UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 12, 2010
( February 11, 2010)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into a Material Definitive Agreement

Settlement and Release of Claims Agreement, Subject to Approval by the Federal Energy Regulatory Commission (“FERC”), Relating to Certain California Energy Crisis Legal Proceedings.

On February 11, 2010, PNM Resources, Inc.’s wholly owned subsidiary, Public Service Company of New Mexico (“PNM”), entered into a “Settlement and Release of Claims Agreement” (the “Agreement”), which was filed with FERC on February 12, 2010, to settle all remaining claims against PNM arising out of certain of its transactions in the California energy markets during the California energy crisis of 2000 and 2001.   The settlement contemplated by this agreement is subject to FERC approval.  The Agreement was contemplated by the January 11, 2010 “Agreement for the Disposition of Escrowed Funds,” (the “Disposition Agreement”) which was previously reported.

The terms of the Agreement are summarized briefly below.  The summary is not intended to be complete and is qualified in its entirety by reference to the Agreement filed as an exhibit to this report.

Parties to the Agreement

In addition to PNM, the parties to the Agreement are Pacific Gas and Electric Company, Southern California Edison Company, San Diego Gas & Electric Company, the Public Utilities Commission of the State of California (“CPUC”), the People of the State of California ex rel. Edmund G. Brown Jr., Attorney General, and the California Department of Water Resources (collectively the “Parties”).  The Parties, other than PNM, are referred to as the “California Parties”.

Except for joint ownership interests with Southern California Edison Company in the Four Corners Power Plant and the Palo Verde Nuclear Generating Station and related switchyards, PNM does not have any material relationship (other than in respect of the Agreement) with any of the California Parties.

Material Terms of the Agreement

The Parties have executed the Agreement to settle all claims asserted by the California Parties against PNM arising out of certain of its transactions in the California energy markets during 2000 and 2001 (the “settlement”). The terms of the Agreement provide, among other things, for PNM to pay to the California Parties an amount of $45,000,000, consisting of the assignment of PNM receivables plus interest as of December 31, 2009 (the “Receivables”) from the California Independent System Operator (“ISO”) and the California Power Exchange (“PX”) in the amount of $13,089,625.20, plus a cash payment of $31,910,374.80 (the “Cash Payment”) and for the California Parties to release PNM from claims arising from the California energy crisis of 2000 and 2001.  PNM expressly denies any wrongdoing or culpability with respect to the claims against it that are released by the Agreement and, in entering into the settlement, does not admit any fault or liability.

On January 15, 2010, pursuant to the Disposition Agreement, PNM transferred the Cash Payment to an escrow account (“PNM Escrow”) established by the California Parties, pending entry into this Agreement.  As reported previously, to account for the settlement, PNM recorded an addition to its legal reserves of $5.8 million as of December 31, 2009.  During the nine months ended September 30, 2009, such reserves were increased by $26.2 million.  These pre-tax amounts, which were recorded as reductions of operating revenue, aggregate $32.0 million ($19.3 million after income taxes).  PNMR considers these increases in legal reserves to be non-recurring in nature and excludes them from the computation of on-going earnings.

The Disposition Agreement has now been superseded by this Agreement.  Pursuant to this Agreement, upon approval by FERC satisfactory to the Parties, the Receivables together with interest accrued to the date of transfer will also be transferred to the PNM Escrow.  The Cash Payment and the interest accrued thereon as well as the Receivables plus interest accrued thereon will comprise the balance of the PNM Escrow.  Subsequently, the PNM Escrow and all interest accrued on such funds shall be distributed to the California Parties and other entities that purchased electricity through the ISO and PX during the relevant time period as settlement funds in accordance with the terms and conditions of the Agreement.

However, in certain circumstances the Agreement may be terminated, in which case, the Receivables and accrued interest will not be transferred into the Escrow Account and the Cash Payment together with interest accrued thereon will be distributed from the PNM Escrow to PNM.  The Agreement may be terminated a) by its own terms if FERC by final order rejects the settlement; b) by any Party adversely affected by a FERC order approving the settlement but imposing a material condition or modification that adversely affects such Party; c) by the California Parties based on the failure of FERC to approve the settlement on or before April 30, 2010; or d) by PNM based on the failure of FERC to approve the settlement on or before September 30, 2010.

The claims and proceedings settled in this Agreement are: FERC Docket No. EL00-95-000, San Diego Gas & Electric Company v. Sellers of Energy and Ancillary Services; FERC Docket No. EL00-98-000, Investigation of Practices of the California Independent System Operator and the California Power Exchange; FERC Docket No. EL01-10-000, Puget Sound Energy, Inc. v. Sellers of Energy and/or Capacity; FERC Docket No. EL01-68-000, Investigation of Wholesale Rates of Public Utility Sellers of Energy and Ancillary Services in the Western Market Systems Coordinating Council; FERC Docket No. IN03-10-000, Investigation of Anomalous Bidding Behavior and Practices in Western Markets; FERC Docket No. PA02-2-000, Fact-Finding Investigation Into Possible Manipulation of Electric and Natural Gas Prices; FERC Docket Nos. EL03-137-000, et al. , American Electric Power Service Corporation ; FERC Docket Nos. EL03-180-000, et al., Enron Power Marketing, Inc. and Enron Energy Services Inc.; FERC Docket No. ER03-746-000, California Independent System Operator Corporation; FERC Docket No. EL02-71-000, State of California, ex rel. Bill Lockyer, Attorney General of the State of California v. British Columbia Power Exchange Corp.; FERC Docket No. EL03-168-000, Public Service Company of New Mexico; FERC Docket No. EL03-200-000, Public Service Company of New Mexico; and FERC Docket No. EL09-56-000, State of California, ex rel. Bill Lockyer, Attorney General of the State of California , v. Powerex Corp. (f/k/a British Columbia Power Exchange Corp.) et al. (including all appeals of the aforementioned proceedings).

For more information about the claims asserted by the California Parties against PNM arising out of its transactions in the California energy markets during 2000 and 2001, please see PNM’s and PNMR’s Annual Reports on Form 10-K for the year ended December 31, 2008 and Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2009.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

10.1	Settlement and Release of Claims Agreement Dated February 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: February 12, 2010	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)